The Guardian Investor IISM Variable Annuity,

The Guardian Investor Variable Annuity B Series®

and

The Guardian Investor Variable Annuity L Series®

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

Prospectus supplement dated April 29, 2013 to the Prospectuses dated April 29, 2013.

The following supplemental information should be read in conjunction with:

the Prospectuses dated April 29, 2013, for The Guardian Investor IISM Variable Annuity, The Guardian Investor Variable Annuity B Series® and The Guardian Investor Variable Annuity L Series® individual flexible premium deferred variable annuity contracts issued through The Guardian Separate Account R (the “Prospectuses”).

Except as set forth herein, all other provisions of the Prospectuses shall remain unchanged.

The last paragraph of the Inactive Contracts section of the Prospectuses is deleted in its entirety and replaced with the following:

Every state has “escheatment” or unclaimed property laws which generally declare contracts to be abandoned after a period of inactivity of three to five years from the contract’s annuity commencement date or the date the death benefit is due and payable. Such contracts will be surrendered and paid to the abandoned property division or unclaimed property office of the applicable state. States are obligated to pay such assets (without interest) to claimants with proper documentation. You can prevent “escheatment” by keeping your address and the name(s) and address(es) of your designated beneficiary(ies) current.

THIS PROSPECTUS SUPPLEMENT MUST BE PRECEDED OR ACCOMPANIED BY THE MOST

RECENT PROSPECTUSES AVAILABLE AND SHOULD BE RETAINED WITH THE PROSPECTUSES

FOR FUTURE REFERENCE.

PROSUPP0413